UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2023

ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

1100 Louisiana Street, 10th Floor, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 381-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Units	EPD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

   Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02.  Results of Operations and Financial Condition.

On February 1, 2023, Enterprise Products Partners L.P. (“Enterprise” or the “Partnership”) (NYSE:EPD) issued a press release announcing its financial and operating results for the three months and year ended December 31, 2022, and will hold a webcast conference call discussing those results.  A copy of the earnings press release is furnished as Exhibit 99.1 to this Current Report, which is hereby incorporated by reference into this Item 2.02.

Item 7.01.  Regulation FD Disclosure.

On February 1, 2023, Enterprise Products Partners L.P., a Delaware limited partnership (“Enterprise” or the “Partnership”), announced the launch of a new company-wide initiative known as “Project 9.3” with the stated goal of surpassing $9.3 billion of adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) for the Partnership’s fiscal year ending December 31, 2023. The objective of Project 9.3 is to inspire the Partnership’s workforce to focus its energies on the principles of financial discipline, innovation, strong customer relationships, attention to detail and teamwork that have allowed Enterprise to achieve resilient financial success over the years. Some of the efforts being undertaken to reach the goal established by Project 9.3 include servicing and handling anticipated customer production growth, finding new commercial business opportunities, improving efficiencies, generating near-term revenue and reducing unnecessary costs, all while maintaining the Partnership’s commitment to safe operations. Project 9.3, as a goal, does not represent guidance by the Partnership or its management with respect to 2023 actual results of operations by the Partnership.

Cautionary Statement Regarding Forward-Looking Information
This report contains various forward-looking statements and information that are based on Enterprise management’s beliefs and those of Enterprise’s general partner, as well as assumptions made by, and information currently available to, the Partnership and its general partner. When used in this document, words such as “anticipate,” “project,” “expect,” “plan,” “seek,” “goal,” “objective,” “target,” “estimate,” “forecast,” “intend,” “could,” “should,” “would,” “will,” “believe,” “may,” “scheduled,” “pending,” “potential” and similar expressions and statements regarding the Partnership’s initiatives, plans and objectives for future operations are intended to identify forward-looking statements. Although the Partnership and its general partner believe that the goals and expectations reflected in such forward-looking statements are reasonable, neither Enterprise nor its general partner can give any assurances that such goals will be achieved or that such expectations will prove to be correct.

Forward-looking statements are subject to a variety of risks, uncertainties and assumptions as described in more detail under Part I, Item 1A of the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2021 and within Part II, Item 1A of the Partnership’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, the Partnership’s actual results may vary materially from those anticipated, estimated, projected or expected. You should not put undue reliance on any forward-looking statements. The forward-looking statements in this report speak only as of the date hereof. Except as required by federal and state securities laws, Enterprise undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or any other reason.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Enterprise Products Partners L.P. earnings press release dated February 1, 2023.
104	Cover Page Interactive Data File–the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.
	By:	Enterprise Products Holdings LLC, its General Partner

Date: February 1, 2023	By:	/s/ R. Daniel Boss
	Name:	R. Daniel Boss
	Title:	Executive Vice President – Accounting, Risk Control and Information Technology of Enterprise Products Holdings LLC

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